Strategic Funding	12 Months Ended
Dec. 31, 2024
Strategic Funding [Abstract]
STRATEGIC FUNDING

NOTE 9 - STRATEGIC FUNDING:

On August 8, 2022, the Company signed a strategic funding agreement with O.R.B. Spring Ltd. (“O.R.B.”) of up to $4 million to support the further growth of CyberKick and accelerate its customer acquisition program. Under the terms of the agreement, O.R.B. will provide the Company with a cash commitment of $2 million (Tranches 1-2) with an additional $2 million (Tranches 3-8) available subject to achievement of a certain financial milestone. The funding, made through a series of cash installments through July 2023, will be allocated specifically towards the Company’s customer acquisition program for its consumer internet access solution.

On October 27, 2022, the Company signed an amendment to the O.R.B. agreement which provides for a cancellation of the milestone, as defined in the O.R.B. agreement, as well as removed any discretion previously granted to O.R.B. in connection with the additional $2 million funding. As a result, the O.R.B. cash commitment increased to $4 million. Also, the parties agreed that Tranche 2 at the amount of $1 million which was planned to be funded in November 2022, will be divided to 3 sub-tranches of $333 thousand each, to be funded equally in November 2022, December 2022 and January 2023.

The Company will repay the funding using a revenue share model that is based on sales generated only from customers of the new consumer internet access solution acquired with each funding installment. Each such funding installment shall be repaid within 24 months and if the repayments does not cover 100% of the installments, then the Company will cover the remaining amounts, in cash or shares, at its sole discretion. Once the investment amount has been repaid in full, the Company and O.R.B. shall share the attributed revenue in equal parts (50:50) until the lapse of 5 years after the date on which each installment was received by the Company.

The Company recognized a financial liability for each tranche upon drawdown, at the amount drawn less transaction costs attributable to that tranche.

Upon initial recognition, the effective interest rate was calculated by estimating the future cash flows throughout the expected life of that tranche, taking into account the transaction costs allocated to that tranche. The weighted effective interest rate upon the initial recognition was approximately 34.92% per year.

In consideration for the cash commitment, the Company granted 5,006,386 warrants that were exercisable for periods of up to 3 years from the vesting dates of the warrants, as detailed below:

●	2,068,966 series A warrants with exercise price of $0.725 per share, of which, 1,034,483 (representing 50%) were fully vested, and the remaining 1,034,483 vested on December 1, 2022;

●	344,828 series B warrants with exercise price of $1.45 per share, of which, 172,414 (representing 50%) were fully vested, and the remaining 172,414 vested on December 1, 2022;

●	2,222,222 series C warrants with exercise price of $0.675 per share, of which, 1,111,111 (representing 50%) vested on March 1, 2023, and the remaining 1,111,111 vested on September 1, 2023; and

●	370,370 series D warrants with exercise price of $1.35 per share, of which, 185,185 (representing 50%) vested on March 1, 2023, and the remaining 185,185 vested on September 1, 2023.

In case that the Company will not exercise the funding or a portion of it, with respect to Tranches 3-8, until September 1, 2023, then up to 50% of each of the series C warrants and series D warrants will be cancelled, pro rata, to the amounts of funding not withdrawn. In addition, the Company shall have the right to require the exercise of all or any portion of the warrants if the closing price of the Company’s ordinary shares exceeds 150% of the respective exercise price of each series of warrants for three consecutive trading days.

The Company accounted for the above warrants, which represent the consideration for providing the cash commitment, in accordance with the provisions of IFRS 2 “Share-based payment” (“IFRS 2”). As such, the fair value of these warrants was accounted for as transaction costs. Total transaction costs recognized by the Company at the initial date totaled $596 thousand, representing the fair value of series A and B warrants, and 50% of the fair value of series C and D warrants, due to the fact that up to 50% of each of them are subject to cancellation in the case that the Company will not exercise the funding or a portion of it, with respect to Tranches 3-8.

These transaction costs were recorded under “other non-current assets” in the consolidated statement of financial position and are allocated to each tranche drawdown on a pro rata basis, while the remaining 50% of the fair value of series C and D warrants will be allocated to each tranche on a pro rata basis at the drawdown date. The fair value of these warrants was determined using the Monte-Carlo model using the following principal assumptions: risk-free interest rate 3.14%-4.30%, expected term (in years) 3.01-3.85, expected volatility 95.76%-99.96%.

On January 30, 2023, the Company signed a second amendment to the O.R.B. agreement, according to which, O.R.B. will fund the Company with 18 tranches of $111 thousand (an unchanged total amount of $2 million) from February 2023 through July 2024, instead of the 6 original tranches (Tranches 3-8) of $333 thousand each from February 2023 through July 2023.

On September 7, 2023, the Company signed a third amendment to the O.R.B. agreement., according to which O.R.B. agreed to waive all rights to future revenue share after 100% repayment of each tranche withdrawn, to extend the repayment duration of up to 100% of the original tranches to 30 months instead of 24 months and to cancel all outstanding warrants granted, in exchange for total consideration of $500 thousand, out of which, $366 thousand was allocated for the cancellation all outstanding warrants granted based on their fair value. The fair value was determined using the Monte-Carlo model with the following principal assumptions: risk-free interest rate 4.66-4.99%, expected term (in years) 1.93-2.98, expected volatility 77.29-79.22%. As a result, the Company classified $274 thousand from other equity reserves to share premium. In addition, the Company accounted for this amendment as an extinguishment of the agreement. Accordingly, the difference in the amount of$349 thousand between the carrying amount of the original liability and the new liability (which was calculated using an effective interest rate of 18.7%) and the consideration paid, was recorded in profit or loss as financial expense.

Reconciliation of movements of long-term loans to cash flow from financing activities is as follows:

	December 31
	2024	2023
	U.S. dollars in thousands
Balance at the beginning of year	1,092	1,223
Changes from financing cash flows:
Long-term loans received	-	888
Long-term loans payments (interest and principal)	(324)	(915)
Payments related to extinguishment of long-term loans	-	(134)
Non-cash changes:
Allocation of transaction costs to equity	-	(158)
Financial expense, net	202	188
Balance at the end of year	970	1,092